UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant 

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 Preliminary Proxy Statement

 Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

 Definitive Proxy Statement

☑ Definitive Additional Materials

 Soliciting Material Pursuant to §240.14a-12

MarineMax, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! MARINEMAX, INC.2024 Annual Meeting Vote by February 21, 202411:59 PM ETMARINEMAX, INC.2600 MCCORMICK DRIVESUITE 200CLEARWATER, FLORIDA 33759V26788-P00905You invested in MARINEMAX, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on February 22, 2024.Get informed before you vote View the Notice and Proxy Statement and 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 8, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control #Vote in Person at the Meeting*February 22, 20248:00 a.m., local time Smartphone users Point your camera here and vote without entering a control number Our principal executive offices2600 McCormick Drive Suite 200, Clearwater Florida 33759*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.V1.1

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOTT his is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items1. Election of Directors, each to serve for a three-year term expiring in 2027. Nominees:1a. William H. McGillFor1b. Adam M. JohnsonFor1c. Charles R. OglesbyFor1d. Rebecca WhiteFor2. To approve (on an advisory basis) our executive compensation (“say-on-pay”). For3. To approve (on an advisory basis) the frequency of future non-binding advisory votes on the Company’s executive compensation. Year14. To ratify the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of our Company for the fiscal year ending September 30, 2024.ForAnd upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.V26789-P00905